EXHIBIT 99.5

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Statement on Schedule 13D, dated November 14, 2011 (the “Schedule 13D”), with respect to the common stock, par value $0.01 per share, of INX Inc. is, and any amendments thereto shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Agreement shall be included as an exhibit to the Schedule 13D and each such amendment.  Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

PRESIDIO, INC.

By: /s/ Eric L. Schondorf________
Name: Eric L. Schondorf
Title: Vice President
PRESIDIO IS CORP.

By: /s/ Eric L. Schondorf________
Name: Eric L. Schondorf
Title: Vice President
PRESIDIO HOLDINGS INC.

By: /s/ Eric L. Schondorf________
Name: Eric L. Schondorf
Title: Vice President
AS PRESIDIO HOLDINGS LLC By: ASP Manager Corp., its manager

By: /s/ Eric L. Schondorf________
Name: Eric L. Schondorf
Title: Vice President
AMERICAN SECURITIES PARTNERS V, L.P. By: American Securities Associates V, LLC, its general partner

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member

[Signature Page to Joint Filing Agreement]

AMERICAN SECURITIES PARTNERS V(B), L.P. By: American Securities Associates V, LLC, its general partner

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
AMERICAN SECURITIES PARTNERS V(C), L.P. By: American Securities Associates V, LLC, its general partner
By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
AMERICAN SECURITIES ASSOCIATES V, LLC
By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
AMERICAN SECURITIES LLC
By: /s/ Eric L. Schondorf_______
Name: Eric L. Schondorf
Title: General Counsel

[Signature Page to Joint Filing Agreement]